SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                  -------------------------------
                             FORM 8-K
                  -------------------------------

                          CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                        July 8, 1996

                               PROFFITT'S, INC.
            (Exact name of registrant as specified in its charter)

                                 TENNESSEE
                 (State or other jurisdiction of incorporation)

      0-15907                          62-0331040
(Commission File Number)     (IRS Employer Identification No.)

           P.O. Box 9388
           Alcoa, TN                          37701

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:
            (423) 983-7000

Item 5.  Other Events.

     On July 8, 1996, Proffitt's, Inc. and Parisian, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i)
Agreement and Plan of Merger Among Proffitt's, Inc., Casablanca Merger Corp. and Parisian, Inc. dated July 8, 1996 (Exhibit 2); (ii) press release dated July 8, 1996 (Exhibit 20); and (iii) Discussion Information prepared for a July 12, 1996 Financial Analysts'/Investors' Presentation
(Exhibit 99).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

Exhibit
Number         Description

2 Agreement and Plan of Merger Among Proffitt's, Inc., Casablanca Merger Corp. and Parisian, Inc. dated July 8, 1996.

20             Press release dated July 8, 1996.

99             Discussion Information for Financial Analysts' Presentation


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROFFITT'S INC.


Date:  July 17, 1996              /s/ R. Brad Martin
                                  R. Brad Martin
                                  (Printed)

                                  Chairman of the Board
                                   and Chief Executive
                                   Officer
                                  (Title)